UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

DIATECT INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

California	0-10147	95-355578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

875 South Industrial Parkway, Heber City, Utah, 84032
(Address of principal executive office)

(435) 654-4370
(Registrant’s phone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

The Corporation issued a press release concerning the beginning of its shipments of Results Fireant product to major national retailer.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(A)     Not applicable

(B)     Not applicable

(C)     Exhibits

          (1) Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DIATECT INTERNATIONAL CORPORATION

December 28, 2004

/s/ Dave Andrus
Dave Andrus
Principal Executive Officer
Principal Financial Officer